SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report
(Date of earliest event reported) October 5, 1998
                                  ---------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

ITEM 5. OTHER EVENTS

              On October 6, 1998, General Motors Corporation (GM) issued a news release regarding the announcement that GM is streamlining it's global automotive business and has named G. Richard Wagoner, Jr., President and Chief Operating Officer. The news release was as follows:


              GENERAL MOTORS STREAMLINES GLOBAL AUTOMOTIVE BUSINESS
               WAGONER NAMED PRESIDENT AND CHIEF OPERATING OFFICER

         DETROIT -- General Motors today announced the creation of a single, unified global automotive organization designed to enable the company to respond rapidly and decisively to local opportunities in all markets around the world by fully leveraging the corporation's global capabilities.

         The new GM Automotive Operations will be led by G. Richard Wagoner, Jr., who was elected Monday president and chief operating officer of the corporation by the General Motors Board of Directors. Wagoner also will become a member of the board. John F. Smith, Jr., will continue to serve as chairman and chief executive officer. Harry J. Pearce will continue in his role as vice chairman.

         The new global organization will comprise four regions and will be supported by a consolidated GM Automotive Strategy Board, which takes the place of several current boards, councils and alliances.

         "Intense competition, diverse global markets and the speed with which the world is changing politically, economically and technologically call for a faster and leaner General Motors," Smith said. "We are moving swiftly to a delayered and simplified automotive structure -- one that more clearly identifies leadership and accountability for performance."

         According to Smith, globalization and consolidation have been long-stated company business objectives. However, to ensure the success of the new organization, General Motors first had to develop a set of common processes between its North American Operations (NAO) and its International Operations
(IO).

         "By creating common business processes and systems, as well as common vehicle platforms and components, we have laid the foundation for NAO and IO to become one General Motors organization," Wagoner said. "During the past four years, the two operations have used these processes and systems to meld the goals and objectives of two very diverse organizations and cultures into a cohesive business plan."

         According to Smith, formation of the new GM Automotive Operations is a major step in a series of corporate streamlining measures that began in 1992 when NAO was established and the purchasing function was consolidated on a worldwide basis.

         "The pace of simplifying our automotive operations and leveraging our resources more efficiently has advanced this year with our decision to establish Delphi Automotive Systems as a separate company and to consolidate our traditional five North American car and truck operations into a single, stronger and more responsive field sales force," Smith said. "The new GM Automotive Operations is the culmination of our efforts to become a fast and lean global force that will reward innovation and customer responsiveness."

         Louis R. Hughes, who formerly served as executive vice president and president of GM's International Operations, will now report to Smith in the newly created role of executive vice president of New Business Strategies.

         "Both Rick and Lou, as well as the entire leadership team, have been instrumental in turning General Motors around from the difficult period of the late 80s and early 90s," Smith said. "Their commitment, talent and experience will continue to play a critical role in building upon our momentum we have established since 1992."

         The new GM Automotive Operations is a matrixed organization that will consist of four regions (Asia/Pacific, Europe, North America and Latin America/Africa/Mid-East), each led by a region president. Each region president will have responsibility for all operations in that area, with a particular emphasis on satisfying the needs and tastes of customers in the respective region.

         The region presidents together with leaders of major functions such as Design & Engineering will constitute the GM Automotive Strategy Board, which will have the ultimate responsibility for GM's automotive business, under the direction of Wagoner, as GM's president.

         The GM Automotive Strategy Board will encompass the responsibilities of a number of other forums, which will be discontinued. Those forums include
General Motors International Operations, International Strategy Board, Global Vehicle Strategy Team, Global Truck Alliance, Global Car Alliance, and the Global Powertrain Alliance. The President's Council also will be discontinued.

         "This new streamlined organization allows us to respond quickly to the needs of customers in a specific region, while at the same time leveraging the experience, talent and diversity of our people worldwide and taking better advantage of leveraging our economies of scale and scope," Wagoner said.

         The GM Board of Directors also approved the following elections and appointments to be effective immediately:

         Ronald L. Zarrella was elected an executive vice president of General Motors and president of GM North America. He and the other three regional presidents will report to Wagoner.

         Other regional presidents include Michael J. Burns, GM Europe;  Richard
C. Nerod, GM Latin America, Africa and Mid-East, and Rudy A. Schlais, Jr., GM Asia/Pacific.

         Donald E. Hackworth was elected a senior vice president and continues to head GM North America Car Group and North American Manufacturing and will serve as a global process leader for manufacturing.

         Roy S. Roberts was elected vice president and group executive in charge of the North American Vehicle Sales, Service and Marketing (VSSM) organization.

         Darwin E. Clark, a GM vice president, was appointed vice president and general manager, Field Sales, Service and Parts for North American VSSM.

         Kathleen S. Barclay was elected a GM vice president in charge of Global Human Resources and GM University.

         Richard G. "Skip" LeFauve, senior vice president of Global Human Resources and president of the GM University will be retiring on Jan. 1, 1999. During his 41 years of service, LeFauve distinguished himself as leader and innovator. Among his many achievements, his most notable, perhaps, is his leadership from 1986 to 1997 of Saturn, which is hailed as one of the most innovative and successful new brands in the history of the automotive industry.

                                      # # #



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GENERAL MOTORS CORPORATION
                                                 --------------------------
                                                        (Registrant)
Date    October 6, 1998
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                                                 By
                                                 s/Peter R. Bible
                                                 -------------------------------
                                                 (Peter R. Bible,
                                                  Chief Accounting Officer)